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SUPPLEMENT DATED JULY 25, 2005

     .    AXA EQUITABLE VARIABLE ANNUITY PROSPECTUSES
     .    AXA EQUITABLE ACCUMULATOR LIFE PROSPECTUS
     .    MONY AMERICA VARIABLE ANNUITY PROSPECTUSES
     .    MONY AMERICA VARIABLE LIFE PROSPECTUSES
     .    EQ ADVISORS TRUST PROSPECTUS

This Supplement updates the current Prospectuses for Accumulator Life (a variable life insurance product) and certain variable annuity products issued by AXA Equitable Life Insurance Company ("AXA Equitable"), certain variable annuity and variable life insurance products issued by MONY Life Insurance Company of America ("MONY America"), and the Prospectus of EQ Advisors Trust ("Trust"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. You may obtain a copy of the Prospectuses, free of charge, by writing to AXA Equitable, or the Trust, at 1290 Avenue of the Americas, New York, New York 10104.

The purpose of this Supplement is to provide you with information regarding a change of investment sub-adviser ("Adviser") to the EQ/International Growth Portfolio.

                        EQ/International Growth Portfolio

Effective as of July 25, 2005, AXA Equitable, as the Investment Manager of the Trust and with the approval of the Trust's Board of Trustees, appointed MFS Investment Management ("MFS") to replace SSgA Funds Management, Inc. ("SSgA") as the Adviser to the EQ/International Growth Portfolio ("International Portfolio"). As a result of this change, the Trust's Prospectus dated May 1, 2005 with respect to the International Portfolio is revised as follows:

The first sentence of the first paragraph in the section of the Prospectus captioned "The Investment Strategy" with respect to the International Portfolio is replaced in its entirety by the following and the last sentence of the paragraph is deleted:

Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets in the equity securities of foreign companies that the Adviser believes offer the potential for above-average earnings growth. The Portfolio generally diversifies its investments among issuers located in European, Australasian and Far East ("EAFE") markets whose securities offer the potential for above-average earnings growth.

The third paragraph in the section of the Prospectus captioned "The Investment Strategy" with respect to the International Portfolio is replaced in its entirety by the following:

MFS will provide investment management services, including stock selection, stock weighting and sector weighting, as well as all buy and sell directives with respect to the Portfolio. MFS' investment philosophy is that bottom-up, fundamental research is the most reliable method of identifying companies with above average, consistent earnings growth and cash flow. MFS will attempt to identify the stocks of companies that exhibit both accelerating earnings and the opportunity for multiple expansion, and is willing to pay higher multiples, but fair prices in its view, for the compounding of earnings that companies with above-average earnings growth provide. Sector and country weightings generally are the residual of MFS' bottom-up stock selection process, rather than the result of any top-down macroeconomic outlook.

The reference to "Value Investing Risk" that appears in the section of the Prospectus captioned "The Principal Risks" with respect to the International Portfolio is deleted and replaced with "Growth Investing Risk."

The information in the section of the Prospectus captioned "Who Manages The Portfolio" with respect to the International Portfolio is replaced in its entirety by the following:

MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. MFS and its predecessor organizations have a history of money management dating from 1924. As of December 31, 2004, MFS had $146.2 billion in assets under management.

Barry Dargan is responsible for the day-to-day portfolio management for the Portfolio. Mr. Dargan is a Senior Vice President and Portfolio Manager at MFS. He joined MFS in 1996 as an Equity Research Analyst and has been a Portfolio Manager since 2001. His previous experience includes four years as an Executive Director/Head of Global Technology Investment Research for SBC Warburg in Tokyo; four years as Head of Research/Investment Analyst for James Capel in Tokyo; four years as an Investment Analyst for UBS Phillips & Drew in London; and three years as a Chartered Accountant/Auditor for Arthur Anderson & Co. in London.

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